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UBS Cashfund

Prospectus

July 29, 2003

















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.




              Not FDIC Insured. May lose value. No bank guarantee.
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UBS Cashfund
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Contents




   The Fund
   What every investor should know about the fund
        Investment Objective, Strategies and Risks ......... Page 3
        Performance ........................................ Page 4
        Expenses and Fee Tables ............................ Page 5
        More About Risks and Investment Strategies ......... Page 6
   Your Investment
   Information for managing your fund account
        Managing Your Fund Account ......................... Page 7
        --Buying Shares
        --Selling Shares
        --Pricing and Valuation
   Additional Information
   Additional important information about the fund
        Management ......................................... Page 11
        Dividends and Taxes ................................ Page 12
        Financial Highlights ............................... Page 13
        Where to learn more about the fund ................. Back Cover


           The fund is not a complete or balanced investment program.

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Investment Objective, Strategies and Risks

Fund Objective
Current income, stability of principal and high liquidity.


Principal Investment Strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are priced in U.S. dollars.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.


Principal Risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

o Credit Risk--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

o Interest Rate Risk--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

o Foreign Investing Risk--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be priced in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."


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Performance


Risk/Return Bar Chart and Table
The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total Return

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


Calendar Year          Total Return
    1993                    2.78%
    1994                    3.76%
    1995                    5.46%
    1996                    4.95%
    1997                    5.15%
    1998                    5.15%
    1999                    4.74%
    2000                    6.01%
    2001                    3.84%
    2002                    1.35%


Total return January 1 to June 30, 2003--0.37%
Best quarter during years shown: 3rd and 4th quarter, 2000--1.55%
Worst quarter during years shown: 4th quarter, 2002--0.28%


Average Annual Total Returns

as of December 31, 2002




One Year ...........       1.35%
Five Years .........       4.21%
Ten Years ..........       4.31%




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Expenses and Fee Tables


Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses
(fees paid directly from your investment when you buy or sell fund shares)


Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price) .....................         None
Maximum Deferred Sales Charge (Load)
(as a % of offering price) .....................         None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)



Management Fees ..................................       0.34%
Distribution and/or Service (12b-1) Fees .........       None
Other Expenses ...................................       0.23
                                                        -----
Total Annual Fund Operating Expenses* ............       0.57%
                                                        =====



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* UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




 1 year     3 years     5 years     10 years
--------   ---------   ---------   ---------
$  58      $183        $318        $714




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More About Risks and Investment Strategies

Principal Risks
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

Foreign Investing Risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.


Additional Risk

Structured Security Risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity, yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.


Additional Information About Investment Strategies

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.


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Managing Your Fund Account

Buying Shares
Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. You can purchase fund shares by contacting your Financial Advisor.

Upcoming Changes. UBS Financial Services Inc. will be implementing changes to brokerage accounts later this year. These changes are expected to become effective on or after September 8, 2003. (Your Financial Advisor will be able to provide you with more information on the timing of the changes as that date approaches.) These changes will limit the ability of many investors to purchase shares of the fund. Instead, UBS Financial Services Inc. will make bank deposit accounts available to affected investors. Investors who are eligible to participate in the new account sweep arrangements are referred to as "eligible participants" below to distinguish them from other investors in the fund. A more detailed explanation of who is an eligible investor appears below.

When the changes take effect, UBS Financial Services Inc. brokerage accounts of eligible participants will automatically default to the new Deposit Account Sweep Program. This means that free cash balances of eligible participants will be automatically deposited in bank deposit accounts, not the fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund. UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts) before redirection of balances to the fund. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.


Background Information. Your order to purchase fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

The fund, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.


Minimum Investments:




To open a fund account ...........  $1,000
To add to a fund account .........  $  500



The minimum to add to a fund account is waived for automatic purchases made with free cash credit balances in your UBS Financial Services Inc. brokerage account, as described below. The fund may change its minimum investment requirements at any time.




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UBS Global Asset Management                                                    7
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Buying Shares Automatically


Non-Eligible Participants. You must open your fund account with an initial investment of $1,000 or more. Once your fund account is opened, all free cash credit balances (that is, immediately available funds) of $500 or more in your brokerage account (including proceeds from securities you have sold) are automatically invested in the fund on a daily basis. These purchases are made daily for settlement the next business day. All remaining free credit cash balances of $1.00 or more are invested in fund shares on the next to last business day of each month for settlement on the last business day of that month.


Eligible Participants. Prior to the effective date of the sweep changes, eligible participants opening accounts will buy shares of the fund automatically as described above for non-eligible participants. After the effective date, UBS Financial Services Inc. brokerage accounts will automatically default to the new Deposit Account Sweep Program as noted above.


Buying Shares by Check

You may purchase fund shares by placing an order with your Financial Advisor and providing a check from a U.S. bank. You should make your check payable to UBS Cashfund Inc. and should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by check after the effective date of the program changes.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.


Buying Shares by Wire

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

     UBS AG
     ABA 026007993
     UBS Financial Services Inc.--Cashfund
     A/C 101WA258640000
     [Account Name]/[Brokerage Account Number]

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by wire after the effective date of the sweep changes.

If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.



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Selling Shares

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the checkwriting service to sell your shares.


Selling Shares Automatically

Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you become a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. brokerage account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.


Selling by Telephone or Mail or in Person

You may submit a request to sell fund shares in person or by telephone or mail to your Financial Advisor. Your proceeds will be mailed to you by check unless you choose a wire transfer as described below. UBS Financial Services Inc. may charge an administrative service fee of up to $5.00 for processing sales orders by check.

If you mail an order to sell your shares to UBS Financial Services Inc. or its correspondent firms, your request must include:

o Your name and address;

o The fund's name;

o Your fund account number;

o The dollar amount or number of shares you want to sell; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and its transfer agent will not accept signature guarantees that are not a part of these programs.

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.


Wire Transfer of Sale Proceeds

If you sell $5,000 or more of your fund shares, you may request that the sale proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of this service, you must complete an authorization form that can be obtained from your Financial Advisor. If UBS Financial Services Inc.'s New York City offices receive your wire sales order prior to noon, Eastern time, on any business day, the sales proceeds will be wired to your bank account on that day. Otherwise, your sales proceeds will be wired to your bank account on the next business day. UBS Financial Services Inc. may impose a fee for wiring sales proceeds and may sell automatically an appropriate number of fund shares to pay that fee.

Checkwriting Service. You may sell fund shares by writing a check. Prior to September 8, 2003, you may



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UBS Global Asset Management                                                    9
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obtain a supply of checks from UBS Financial Services Inc. Effective September
8, 2003, UBS Financial Services Inc. will no longer provide checks for the checkwriting service, and when a shareholder's supply of checks has been exhausted, he or she will no longer be able to use the checkwriting service. If you would like a checkwriting feature at that time, please speak to your Financial Advisor about upgrading your UBS Financial Services Inc. brokerage account to a UBS Financial Services Inc. Resource Management Account[RegTM] (RMA[RegTM]) or UBS Financial Services Inc. Business Services Account BSA[RegTM] account.

Checks will be cleared against the "total withdrawal limit" of a shareholder's UBS Financial Services Inc. brokerage account. The withdrawal limit includes uninvested cash in the brokerage account, balances in money funds (including the fund) or other sweep options, and, if the investor has selected margin, the available margin loan value of securities held in the brokerage account.

Checks should only be written for amounts of $500.00 or more. You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your brokerage account to cover a check you have written, the check will be returned to the payee. Checks written in amounts less than $500 will also be returned. You should not attempt to redeem all the shares in your fund account by writing a check because the amount of fund shares in your account is likely to change each day. Checks may not be used to transfer money into another UBS Financial Services Inc. account, written for cash or used to close your account. You may be charged for specially imprinted checks, business checks, stop payment orders, copies of canceled checks, checks returned for insufficient funds, and checks written for less than $500. You will pay these charges through either the automatic sales of an appropriate number of your fund shares or a charge against your brokerage account. You may obtain the necessary forms for the checkwriting service from your Financial Advisor until the date noted above. This service generally is not available to persons who own fund shares through any sub-account or tax-deferred retirement plan account. UBS Financial Services Inc. may modify or terminate the checkwriting service at any time or impose service fees for checkwriting.


More Information Regarding "Eligible Participants." Eligible participants are individuals, sole proprietors and governmental entities. Custodial accounts are also eligible participants if each beneficiary is an eligible participant. "Eligible participants" does not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOne(SM) and Employee Self Directed Accounts) or Private Wealth Solutions(SM), (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").



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Additional Information

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.


Pricing and Valuation

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.

The fund calculates net asset value once each business day at 2:00 p.m., Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order.


Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.


Management


Investment Advisor and Sub-Advisor
UBS Financial Services Inc. is the fund's investment advisor and administrator. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's principal underwriter, sub-adviser and sub-administrator. UBS Global AM is a Delaware corporation located at 51 West 52nd Street, New York, New York 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisers registered with the U.S. Securities and Exchange Commission. UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG ("UBS"). As of March 31, 2003, UBS Global AM had approximately $72 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $380.3 billion in assets under management as of March 31, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services industry.



Advisory Fees


The fund paid advisory and administration fees to UBS Financial Services Inc. for the fiscal year ended March 31, 2003 at the effective annual rate of 0.34% of the fund's average daily net assets.



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UBS Global Asset Management                                                   11
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Dividends and Taxes

Dividends
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.


You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold.



Taxes


The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.


If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.


The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of your fund shares so long as the fund maintains a share price of $1.00.

The fund may be required to withhold a 28% federal tax on all dividends payable to you

o if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer indentification number on Form W-9 (for U.S. citizens and resident aliens) or to make required certifications, or

o if you have been notified by the IRS that you are subject to backup withholding.

Distributions to non-residents will also generally be subject to a 28% withholding tax.



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Financial Highlights



The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.





                                                                   For the Years Ended March 31,
                                          -------------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                          --------------- --------------- --------------- --------------- ---------------
Net asset value, beginning of year ......  $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                           ----------      ----------      ----------      ----------      ----------
Net investment income ...................      0.0115          0.0282          0.0586          0.0486          0.0487
Dividends from net investment income          (0.0115)        (0.0282)        (0.0586)        (0.0486)        (0.0487)
                                           ----------      ----------      ----------      ----------      ----------
Net asset value, end of year ............  $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                           ==========      ==========      ==========      ==========      ==========
Total investment return(1) ..............        1.16%           2.85%           6.02%           4.97%           4.98%
                                           ==========      ==========      ==========      ==========      ==========
Ratios/Supplemental Data:
Net assets, end of year (000's) .........  $7,299,597      $7,015,530      $6,789,741      $6,055,389      $6,112,559
Expenses to average net assets ..........        0.57%           0.55%           0.56%           0.55%           0.52%
Net investment income to average net
 assets .................................        1.15%           2.79%           5.85%           4.86%           4.86%


------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.



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UBS Global Asset Management                                                   13

If you want more information about the fund, the following documents are available free upon request:



Annual/Semi-Annual Reports

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.


Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.



You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647 1568.



You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:


o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or


o Free from the EDGAR Database on the SEC's Internet website at:
   http://www.sec.gov





UBS Cashfund Inc.

Investment Company Act File No. 811-2802



(C) 2003 UBS Financial Services Inc. All rights reserved.

[UBS Logo]

UBS Cashfund

Prospectus



July 29, 2003